OREO	12 Months Ended
Dec. 31, 2013
OREO [Abstract]
OREO
Note  7. OREO

OREO at December 31, 2013 was $28.9 million, compared to $26.1 million at December 31, 2012, an increase of $2.8 million. The real estate owned at December 31, 2013 consisted of 28 properties, the largest being a condominium development at $10.6 million. This property was sold in 2010 but does not qualify for a sales treatment under GAAP because of continuing involvement by the Company in the form of financing. During 2013, the Company disposed of $4.2 million of OREO, recognizing a loss of $141,000 compared to $3.5 million of OREO sold in 2012, recognizing a loss of $388,000. Also during 2013, the Company wrote down OREO property by $521,000 compared to $611,000 of writedowns in 2012, based on a decline in appraised values. There was a valuation allowance related to OREO of $2.4 million as of December 31, 2013. There was no valuation allowance as of December 31, 2012. Operating expenses related to OREO, net of related income, for 2013 and 2012, were $4.6 million and $1.5 million, respectively.

An analysis of OREO activity for the years ended December 31, 2013 and 2012 is as follows:

	For the Year Ended December 31,
	2013	2012
	(Amounts in thousands)
Balance at beginning of period	$26,057	$19,410
Real estate acquired in settlement of loans	9,903	11,095
Allowance for OREO	(2,417)	—
Sales of real estate	(4,223)	(3,533)
Loss on sale of real estate	(141)	(388)
Write-down of real estate carrying values	(521)	(611)
Contribution of OREO property	—	(139)
Capitalized improvements to real estate	252	223
Balance at end of period	$28,910	$26,057